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Exhibit 32.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with Amendment No. 1 to the Annual Report of
                          ==================
AquaCell Technologies, Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   the  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   the   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 3, 2005         By: /s/ James C. Witham
      ==============             --------------------------------
                                     James C. Witham
                                     Chief Executive Officer



Date: August 3, 2005         By: /s/ Gary S. Wolff
      ==============             --------------------------------
                                     Gary S. Wolff
                                     Chief Financial Officer &
                                     Principal Accounting Officer